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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 24, 1995 in Amendment No. 1 to the Registration Statement on Form S-4 and related Prospectus of Cincinnati Milacron Inc. for the registration of $100,000,000 aggregate principal amount of 7 7/8% Notes due 2000.

                                          ERNST & YOUNG LLP

Cincinnati, Ohio

July 20, 1995